Exhibit 99.01

Valero Energy Reports Second Quarter 2024 Results

•Reported net income attributable to Valero stockholders of $880 million, or $2.71 per share
•Declared a regular quarterly cash dividend on common stock of $1.07 per share on July 18
•Returned $1.4 billion to stockholders through dividends and stock buybacks

SAN ANTONIO, July 25, 2024 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $880 million, or $2.71 per share, for the second quarter of 2024, compared to $1.9 billion, or $5.40 per share, for the second quarter of 2023.

Refining
The Refining segment reported operating income of $1.2 billion for the second quarter of 2024, compared to $2.4 billion for the second quarter of 2023. Refining throughput volumes averaged 3.0 million barrels per day in the second quarter of 2024.

“We see continued strength in our U.S. wholesale system with sales exceeding one million barrels per day in the second quarter,” said Lane Riggs, Valero’s Chief Executive Officer and President.

Renewable Diesel
The Renewable Diesel segment, which consists of the Diamond Green Diesel joint venture (DGD), reported $112 million of operating income for the second quarter of 2024, compared to $440 million for the second quarter of 2023. Segment sales volumes averaged 3.5 million gallons per day in the second quarter of 2024, which was 908 thousand gallons per day lower than the second quarter of 2023. Operating income in the second quarter of 2024 was lower than the second quarter of 2023 due to lower sales volumes resulting from planned maintenance activities and lower renewable diesel margin.

Ethanol
The Ethanol segment reported $105 million of operating income for the second quarter of 2024, compared to $127 million for the second quarter of 2023. Ethanol production volumes averaged 4.5 million gallons per day in the second quarter of 2024, which was 31 thousand gallons per day higher than the second quarter of 2023.

Corporate and Other
General and administrative expenses were $203 million in the second quarter of 2024, compared to $209 million in the second quarter of 2023. The effective tax rate for the second quarter of 2024 was 23 percent.

Investing and Financing Activities
Net cash provided by operating activities was $2.5 billion in the second quarter of 2024. Included in this amount was a $789 million favorable change in working capital and $83 million of adjusted net cash provided by operating activities associated with the other joint venture member’s share of DGD. Excluding these items, adjusted net cash provided by operating activities was $1.6 billion in the second quarter of 2024.

Capital investments totaled $420 million in the second quarter of 2024, of which $329 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s share of DGD and other variable interest entities, capital investments attributable to Valero were $360 million.

Valero returned $1.4 billion to stockholders in the second quarter of 2024, of which $347 million was paid as dividends and $1.0 billion was for the purchase of approximately 6.6 million shares of common stock, resulting in a payout ratio of 87 percent of adjusted net cash provided by operating activities.

Valero remains committed to a through-cycle minimum annual payout ratio of 40 to 50 percent. Valero defines payout ratio as the sum of dividends paid and the total cost of stock buybacks divided by adjusted net cash provided by operating activities.

On July 18, Valero announced a quarterly cash dividend on common stock of $1.07 per share, payable on September 3, 2024 to holders of record at the close of business on August 1, 2024.

Liquidity and Financial Position
Valero ended the second quarter of 2024 with $8.4 billion of total debt, $2.4 billion of finance lease obligations, and $5.2 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 16 percent as of June 30, 2024.

Strategic Update
The Sustainable Aviation Fuel (SAF) project at the DGD Port Arthur plant is still expected to be operational in the fourth quarter of 2024, with a total cost of $315 million, half of which is attributable to Valero. The project is expected to give the plant the optionality to upgrade approximately 50 percent of its current 470 million gallon renewable diesel annual production capacity to SAF. With the completion of this project, DGD is expected to become one of the largest manufacturers of SAF in the world.

“Our team’s simple strategy of pursuing excellence in operations, return driven discipline on growth projects, and a demonstrated commitment to shareholder returns has underpinned our success and positions us well for the future,” said Riggs.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries (collectively, Valero), is a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and it sells its products primarily in the United States (U.S.), Canada, the United Kingdom (U.K.), Ireland and Latin America. Valero owns 15 petroleum refineries located in the U.S., Canada and the U.K. with a combined throughput capacity of approximately 3.2 million barrels per day. Valero is a joint venture member in Diamond Green Diesel Holdings LLC, which owns two renewable diesel plants located in the U.S. Gulf Coast region with a combined production capacity of approximately 1.2 billion gallons per year, and Valero owns 12 ethanol plants located in the U.S. Mid-Continent region with a combined production capacity of approximately 1.6 billion gallons per year. Valero manages its operations through its Refining, Renewable Diesel and Ethanol segments. Please visit investorvalero.com for more information.

Valero Contacts
Investors:
Homer Bhullar, Vice President – Investor Relations and Finance, 210-345-1982
Eric Herbort, Director – Investor Relations and Finance, 210-345-3331
Gautam Srivastava, Director – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying earnings release tables, or made during the conference call, that state Valero’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “commitment,” “plans,” “forecast, “guidance” and other similar expressions identify forward-looking statements. Forward-looking statements in this release and the accompanying earnings release tables include, and those made on the conference call may include, statements relating to Valero’s low-carbon fuels strategy, expected timing, cost and performance of projects, future market and industry conditions, future operating and financial performance, future production and manufacturing ability and size, and management of future risks, among other matters. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting Valero’s operations and financial performance or the demand for Valero’s products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political or regulatory developments that are adverse to or restrict refining and marketing operations, or that impose profits, windfall or margin taxes or penalties, global geopolitical and other conflicts and tensions, the impact of inflation on margins and costs, economic activity levels, and the adverse effects the foregoing may have on Valero’s business plan, strategy, operations and financial performance. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, Refining margin, Renewable Diesel margin, Ethanol margin, adjusted Refining operating income, adjusted Ethanol operating income, adjusted net cash provided by operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a definition of non-GAAP measures and a reconciliation to their most directly comparable GAAP measures. Note (c) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Statement of income data
Revenues	$34,490	$34,509	$66,249	$70,948
Cost of sales:
Cost of materials and other	30,943	29,430	58,625	59,435
Operating expenses (excluding depreciation and amortization expense reflected below)	1,424	1,440	2,835	2,917
Depreciation and amortization expense	684	658	1,367	1,308
Total cost of sales	33,051	31,528	62,827	63,660
Other operating expenses (a)	3	2	37	12
General and administrative expenses (excluding depreciation and amortization expense reflected below)	203	209	461	453
Depreciation and amortization expense	12	11	24	21
Operating income	1,221	2,759	2,900	6,802
Other income, net (b)	122	106	266	235
Interest and debt expense, net of capitalized interest	(140)	(148)	(280)	(294)
Income before income tax expense	1,203	2,717	2,886	6,743
Income tax expense	277	595	630	1,475
Net income	926	2,122	2,256	5,268
Less: Net income attributable to noncontrolling interests	46	178	131	257
Net income attributable to Valero Energy Corporation stockholders	$880	$1,944	$2,125	$5,011

Earnings per common share	$2.71	$5.41	$6.47	$13.75
Weighted-average common shares outstanding (in millions)	324	358	327	363

Earnings per common share – assuming dilution	$2.71	$5.40	$6.47	$13.74
Weighted-average common shares outstanding – assuming dilution (in millions)	324	358	327	363

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Three months ended June 30, 2024
Revenues:
Revenues from external customers	$33,044	$554	$892	$—	$34,490
Intersegment revenues	3	630	229	(862)	—
Total revenues	33,047	1,184	1,121	(862)	34,490
Cost of sales:
Cost of materials and other	29,995	930	874	(856)	30,943
Operating expenses (excluding depreciation and amortization expense reflected below)	1,219	80	125	—	1,424
Depreciation and amortization expense	604	62	19	(1)	684
Total cost of sales	31,818	1,072	1,018	(857)	33,051
Other operating expenses	5	—	(2)	—	3
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	203	203
Depreciation and amortization expense	—	—	—	12	12
Operating income by segment	$1,224	$112	$105	$(220)	$1,221

Three months ended June 30, 2023
Revenues:
Revenues from external customers	$31,996	$1,296	$1,217	$—	$34,509
Intersegment revenues	(3)	950	257	(1,204)	—
Total revenues	31,993	2,246	1,474	(1,204)	34,509
Cost of sales:
Cost of materials and other	27,773	1,643	1,199	(1,185)	29,430
Operating expenses (excluding depreciation and amortization expense reflected below)	1,205	104	128	3	1,440
Depreciation and amortization expense	582	59	19	(2)	658
Total cost of sales	29,560	1,806	1,346	(1,184)	31,528
Other operating expenses	1	—	1	—	2
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	209	209
Depreciation and amortization expense	—	—	—	11	11
Operating income by segment	$2,432	$440	$127	$(240)	$2,759

See Operating Highlights by Segment beginning on Table Page 8.

Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Six months ended June 30, 2024
Revenues:
Revenues from external customers	$63,187	$1,256	$1,806	$—	$66,249
Intersegment revenues	5	1,339	419	(1,763)	—
Total revenues	63,192	2,595	2,225	(1,763)	66,249
Cost of sales:
Cost of materials and other	56,606	1,996	1,783	(1,760)	58,625
Operating expenses (excluding depreciation and amortization expense reflected below)	2,403	170	262	—	2,835
Depreciation and amortization expense	1,204	127	38	(2)	1,367
Total cost of sales	60,213	2,293	2,083	(1,762)	62,827
Other operating expenses (a)	10	—	27	—	37
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	461	461
Depreciation and amortization expense	—	—	—	24	24
Operating income by segment	$2,969	$302	$115	$(486)	$2,900

Six months ended June 30, 2023
Revenues:
Revenues from external customers	$66,403	$2,231	$2,314	$—	$70,948
Intersegment revenues	—	1,695	480	(2,175)	—
Total revenues	66,403	3,926	2,794	(2,175)	70,948
Cost of sales:
Cost of materials and other	56,283	2,974	2,330	(2,152)	59,435
Operating expenses (excluding depreciation and amortization expense reflected below)	2,466	190	258	3	2,917
Depreciation and amortization expense	1,154	117	39	(2)	1,308
Total cost of sales	59,903	3,281	2,627	(2,151)	63,660
Other operating expenses	11	—	1	—	12
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	453	453
Depreciation and amortization expense	—	—	—	21	21
Operating income by segment	$6,489	$645	$166	$(498)	$6,802

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$880	$1,944	$2,125	$5,011
Adjustments:
Project liability adjustment (a)	—	—	29	—
Income tax benefit related to project liability adjustment	—	—	(7)	—
Project liability adjustment, net of taxes	—	—	22	—
Gain on early retirement of debt (b)	—	—	—	(11)
Income tax expense related to gain on early retirement of debt	—	—	—	2
Gain on early retirement of debt, net of taxes	—	—	—	(9)
Total adjustments	—	—	22	(9)
Adjusted net income attributable to Valero Energy Corporation stockholders	$880	$1,944	$2,147	$5,002

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$2.71	$5.40	$6.47	$13.74
Adjustments:
Project liability adjustment (a)	—	—	0.07	—
Gain on early retirement of debt (b)	—	—	—	(0.02)
Total adjustments	—	—	0.07	(0.02)
Adjusted earnings per common share – assuming dilution	$2.71	$5.40	$6.54	$13.72

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of operating income by segment to segment margin, and reconciliation of operating income by segment to adjusted operating income by segment
Refining segment
Refining operating income	$1,224	$2,432	$2,969	$6,489
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	1,219	1,205	2,403	2,466
Depreciation and amortization expense	604	582	1,204	1,154
Other operating expenses	5	1	10	11
Refining margin	$3,052	$4,220	$6,586	$10,120

Refining operating income	$1,224	$2,432	$2,969	$6,489
Adjustment: Other operating expenses	5	1	10	11
Adjusted Refining operating income	$1,229	$2,433	$2,979	$6,500

Renewable Diesel segment
Renewable Diesel operating income	$112	$440	$302	$645
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	80	104	170	190
Depreciation and amortization expense	62	59	127	117
Renewable Diesel margin	$254	$603	$599	$952

Ethanol segment
Ethanol operating income	$105	$127	$115	$166
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	125	128	262	258
Depreciation and amortization expense	19	19	38	39
Other operating expenses (a)	(2)	1	27	1
Ethanol margin	$247	$275	$442	$464

Ethanol operating income	$105	$127	$115	$166
Adjustment: Other operating expenses (a)	(2)	1	27	1
Adjusted Ethanol operating income	$103	$128	$142	$167

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of Refining segment operating income to Refining margin (by region), and reconciliation of Refining segment operating income to adjusted Refining segment operating income (by region) (d)
U.S. Gulf Coast region
Refining operating income	$686	$1,529	$1,693	$4,196
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	656	674	1,320	1,360
Depreciation and amortization expense	377	358	750	707
Other operating expenses	3	1	6	11
Refining margin	$1,722	$2,562	$3,769	$6,274

Refining operating income	$686	$1,529	$1,693	$4,196
Adjustment: Other operating expenses	3	1	6	11
Adjusted Refining operating income	$689	$1,530	$1,699	$4,207

U.S. Mid-Continent region
Refining operating income	$111	$323	$380	$925
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	188	181	373	375
Depreciation and amortization expense	88	83	175	165
Other operating expenses	—	—	2	—
Refining margin	$387	$587	$930	$1,465

Refining operating income	$111	$323	$380	$925
Adjustment: Other operating expenses	—	—	2	—
Adjusted Refining operating income	$111	$323	$382	$925

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of Refining segment operating income to Refining margin (by region), and reconciliation of Refining segment
operating income to adjusted Refining segment operating
income (by region) (d) (continued)

North Atlantic region
Refining operating income	$325	$311	$723	$940
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	176	178	355	358
Depreciation and amortization expense	67	66	130	129
Other operating expenses	1	—	1	—
Refining margin	$569	$555	$1,209	$1,427

Refining operating income	$325	$311	$723	$940
Adjustment: Other operating expenses	1	—	1	—
Adjusted Refining operating income	$326	$311	$724	$940

U.S. West Coast region
Refining operating income	$102	$269	$173	$428
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	199	172	355	373
Depreciation and amortization expense	72	75	149	153
Other operating expenses	1	—	1	—
Refining margin	$374	$516	$678	$954

Refining operating income	$102	$269	$173	$428
Adjustment: Other operating expenses	1	—	1	—
Adjusted Refining operating income	$103	$269	$174	$428

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	520	469	434	407
Medium/light sour crude oil	265	321	253	322
Sweet crude oil	1,530	1,462	1,518	1,475
Residuals	201	212	176	218
Other feedstocks	109	96	116	118
Total feedstocks	2,625	2,560	2,497	2,540
Blendstocks and other	385	409	388	410
Total throughput volumes	3,010	2,969	2,885	2,950

Yields (thousand barrels per day)
Gasolines and blendstocks	1,490	1,430	1,419	1,441
Distillates	1,144	1,119	1,068	1,109
Other products (e)	407	446	423	424
Total yields	3,041	2,995	2,910	2,974

Operating statistics (c) (f)
Refining margin (from Table Page 5)	$3,052	$4,220	$6,586	$10,120
Adjusted Refining operating income (from Table Page 5)	$1,229	$2,433	$2,979	$6,500
Throughput volumes (thousand barrels per day)	3,010	2,969	2,885	2,950

Refining margin per barrel of throughput	$11.14	$15.62	$12.54	$18.95
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.45	4.46	4.58	4.62
Depreciation and amortization expense per barrel of throughput	2.20	2.16	2.29	2.16
Adjusted Refining operating income per barrel of throughput	$4.49	$9.00	$5.67	$12.17

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating statistics (c) (f)
Renewable Diesel margin (from Table Page 5)	$254	$603	$599	$952
Renewable Diesel operating income (from Table Page 5)	$112	$440	$302	$645
Sales volumes (thousand gallons per day)	3,492	4,400	3,610	3,698

Renewable Diesel margin per gallon of sales	$0.80	$1.51	$0.91	$1.42
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.25	0.26	0.26	0.28
Depreciation and amortization expense per gallon of sales	0.20	0.15	0.19	0.18
Renewable Diesel operating income per gallon of sales	$0.35	$1.10	$0.46	$0.96

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating statistics (c) (f)
Ethanol margin (from Table Page 5)	$247	$275	$442	$464
Adjusted Ethanol operating income (from Table Page 5)	$103	$128	$142	$167
Production volumes (thousand gallons per day)	4,474	4,443	4,470	4,314

Ethanol margin per gallon of production	$0.61	$0.68	$0.54	$0.59
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.31	0.32	0.32	0.33
Depreciation and amortization expense per gallon of production	0.05	0.05	0.05	0.05
Adjusted Ethanol operating income per gallon of production	$0.25	$0.31	$0.17	$0.21

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating statistics by region (d)
U.S. Gulf Coast region (c) (f)
Refining margin (from Table Page 6)	$1,722	$2,562	$3,769	$6,274
Adjusted Refining operating income (from Table Page 6)	$689	$1,530	$1,699	$4,207
Throughput volumes (thousand barrels per day)	1,827	1,800	1,711	1,757

Refining margin per barrel of throughput	$10.36	$15.64	$12.11	$19.73
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	3.95	4.11	4.24	4.28
Depreciation and amortization expense per barrel of throughput	2.27	2.19	2.41	2.22
Adjusted Refining operating income per barrel of throughput	$4.14	$9.34	$5.46	$13.23

U.S. Mid-Continent region (c) (f)
Refining margin (from Table Page 6)	$387	$587	$930	$1,465
Adjusted Refining operating income (from Table Page 6)	$111	$323	$382	$925
Throughput volumes (thousand barrels per day)	438	434	444	463

Refining margin per barrel of throughput	$9.73	$14.89	$11.49	$17.48
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.71	4.60	4.60	4.48
Depreciation and amortization expense per barrel of throughput	2.22	2.10	2.16	1.97
Adjusted Refining operating income per barrel of throughput	$2.80	$8.19	$4.73	$11.03

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating statistics by region (d) (continued)
North Atlantic region (c) (f)
Refining margin (from Table Page 7)	$569	$555	$1,209	$1,427
Adjusted Refining operating income (from Table Page 7)	$326	$311	$724	$940
Throughput volumes (thousand barrels per day)	469	463	459	464

Refining margin per barrel of throughput	$13.32	$13.15	$14.47	$17.00
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.12	4.20	4.24	4.26
Depreciation and amortization expense per barrel of throughput	1.56	1.56	1.56	1.54
Adjusted Refining operating income per barrel of throughput	$7.64	$7.39	$8.67	$11.20

U.S. West Coast region (c) (f)
Refining margin (from Table Page 7)	$374	$516	$678	$954
Adjusted Refining operating income (from Table Page 7)	$103	$269	$174	$428
Throughput volumes (thousand barrels per day)	276	272	271	266

Refining margin per barrel of throughput	$14.86	$20.81	$13.76	$19.84
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	7.92	6.97	7.21	7.77
Depreciation and amortization expense per barrel of throughput	2.86	3.03	3.02	3.18
Adjusted Refining operating income per barrel of throughput	$4.08	$10.81	$3.53	$8.89

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$84.96	$77.98	$83.40	$80.09
Brent less West Texas Intermediate (WTI) crude oil	4.22	4.22	4.49	5.16
Brent less WTI Houston crude oil	2.73	3.07	2.83	3.68
Brent less Dated Brent crude oil	0.09	(0.45)	(0.65)	0.24
Brent less Argus Sour Crude Index crude oil	3.90	4.74	4.43	6.58
Brent less Maya crude oil	11.49	14.31	11.89	16.85
Brent less Western Canadian Select Houston crude oil	11.14	9.23	11.36	13.30
WTI crude oil	80.74	73.76	78.91	74.94

Natural gas (dollars per million British thermal units)	1.74	2.00	1.77	2.13

Renewable volume obligation (RVO) (dollars per barrel) (g)	3.39	7.69	3.54	7.95

Product margins (RVO adjusted unless otherwise noted) (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock of Oxygenate Blending (CBOB) gasoline less Brent	7.95	12.98	8.04	11.51
Ultra-low-sulfur (ULS) diesel less Brent	14.12	14.64	19.37	22.46
Propylene less Brent (not RVO adjusted)	(45.72)	(38.78)	(46.49)	(40.50)
U.S. Mid-Continent:
CBOB gasoline less WTI	13.28	23.60	11.20	20.65
ULS diesel less WTI	17.17	25.16	20.05	29.63
North Atlantic:
CBOB gasoline less Brent	16.22	22.63	12.54	16.98
ULS diesel less Brent	16.27	17.36	22.24	25.33
U.S. West Coast:
California Reformulated Gasoline Blendstock of Oxygenate Blending 87 gasoline less Brent	31.88	30.63	25.91	27.67
California Air Resources Board diesel less Brent	18.12	14.80	22.36	23.32

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$2.51	$2.44	$2.61	$2.69
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	0.51	1.51	0.55	1.57
California Low-Carbon Fuel Standard carbon credit (dollars per metric ton)	51.29	80.81	57.42	73.25
U.S. Gulf Coast (USGC) used cooking oil (dollars per pound)	0.42	0.57	0.41	0.60
USGC distillers corn oil (dollars per pound)	0.46	0.60	0.47	0.62
USGC fancy bleachable tallow (dollars per pound)	0.43	0.57	0.42	0.59

Ethanol
Chicago Board of Trade corn (dollars per bushel)	4.43	6.27	4.39	6.44
New York Harbor ethanol (dollars per gallon)	1.90	2.56	1.77	2.43
Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	June 30,	December 31,
	2024	2023
Balance sheet data
Current assets	$27,115	$26,221
Cash and cash equivalents included in current assets	5,246	5,424
Inventories included in current assets	8,028	7,583
Current liabilities	18,318	16,802
Valero Energy Corporation stockholders’ equity	25,443	26,346
Total equity	28,250	28,524
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$441	$167
Debt, less current portion of debt (excluding VIEs)	7,583	8,021
Total debt (excluding VIEs)	8,024	8,188
Current portion of debt attributable to VIEs	329	1,030
Debt, less current portion of debt attributable to VIEs	—	—
Total debt attributable to VIEs	329	1,030
Total debt	8,353	9,218
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	199	183
Finance lease obligations, less current portion (excluding VIEs)	1,507	1,428
Total finance lease obligations (excluding VIEs)	1,706	1,611
Current portion of finance lease obligations attributable to VIEs	26	26
Finance lease obligations, less current portion attributable to VIEs	656	669
Total finance lease obligations attributable to VIEs	682	695
Total finance lease obligations	2,388	2,306
Total debt and finance lease obligations	$10,741	$11,524

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of net cash provided by operating activities to adjusted net cash provided by operating activities (c)
Net cash provided by operating activities	$2,472	$1,512	$4,318	$4,682
Exclude:
Changes in current assets and current liabilities	789	(1,194)	629	(1,728)
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	83	242	205	365
Adjusted net cash provided by operating activities	$1,600	$2,464	$3,484	$6,045

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 15

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Reconciliation of capital investments to capital investments attributable to Valero (c)
Capital expenditures (excluding VIEs)	$119	$136	$247	$311
Capital expenditures of VIEs:
DGD	73	32	142	122
Other VIEs	2	2	5	2
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	184	273	636	508
Deferred turnaround and catalyst cost expenditures of DGD	42	15	51	39
Capital investments	420	458	1,081	982
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(58)	(23)	(97)	(80)
Capital expenditures of other VIEs	(2)	(2)	(5)	(2)
Capital investments attributable to Valero	$360	$433	$979	$900

Dividends per common share	$1.07	$1.02	$2.14	$2.04

See Notes to Earnings Release Tables beginning on Table Page 17.

Table Page 16

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)In March 2021, we announced our participation in a then-proposed large-scale carbon capture and sequestration pipeline system with Navigator Energy Services (Navigator). In October 2023, Navigator announced that it decided to cancel this project. Under the terms of the agreements associated with the project, we had some rights from and obligations to Navigator, including a portion of the aggregate project costs. As a result, we recognized a charge of $29 million in the six months ended June 30, 2024 related to our obligation to Navigator.
(b)“Other income, net” includes a net gain of $11 million in the six months ended June 30, 2023 related to the early retirement of $199 million aggregate principal amount of various series of our senior notes.
(c)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders adjusted to reflect the items noted below, along with their related income tax effect. The income tax effect for the adjustments was calculated using a combined U.S. federal and state statutory rate of 22.5 percent. We have adjusted for these items because we believe that they are not indicative of our core operating performance and that their adjustment results in an important measure of our ongoing financial performance to better assess our underlying business results and trends. The basis for our belief with respect to each adjustment is provided below.

–Project liability adjustment – The project liability adjustment related to the cancellation of Navigator’s project (see note (a)) is not indicative of our ongoing operations.

–Gain on early retirement of debt – Discounts, premiums, and other expenses recognized in connection with the early retirement of various series of our senior notes (see note (b)) are not associated with the ongoing costs of our borrowing and financing activities.

◦Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦Refining margin is defined as Refining segment operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Ethanol margin is defined as Ethanol segment operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income is defined as Refining segment operating income excluding other operating expenses. We believe adjusted Refining operating income is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted Ethanol operating income is defined as Ethanol segment operating income excluding other operating expenses. We believe adjusted Ethanol operating income is an important measure of our Ethanol segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.

–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

–DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50 percent joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market its products. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only 50 percent of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
DGD operating cash flow data
Net cash provided by operating activities	$451	$586	$445	$515
Exclude: Changes in current assets and current liabilities	285	102	35	(216)
Adjusted net cash provided by operating activities	166	484	410	731
Other joint venture member’s ownership interest	50%	50%	50%	50%
DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	$83	$242	$205	$365

Table Page 18

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
◦Capital investments attributable to Valero is defined as all capital expenditures and deferred turnaround and catalyst cost expenditures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.
DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of other VIEs that we consolidate because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(d)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(e)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.

(f)Valero uses certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
(g)The RVO cost represents the average market cost on a per barrel basis to comply with the Renewable Fuel Standard program. The RVO cost is calculated by multiplying (i) the average market price during the applicable period for the RINs associated with each class of renewable fuel (i.e., biomass-based diesel, cellulosic biofuel, advanced biofuel, and total renewable fuel) by (ii) the quotas for the volume of each class of renewable fuel that must be blended into petroleum-based transportation fuels consumed in the U.S., as set or proposed by the U.S. Environmental Protection Agency, on a percentage basis for each class of renewable fuel and adding together the results of each calculation.

Table Page 19